UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2012

Lumos Networks Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35180	80-0697274
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Lumos Plaza, P.O. Box 1068, Waynesboro, Virginia 22980

(Address of Principal Executive Offices) (Zip Code)

(540) 946-3500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 27, 2012, Lumos Networks Corp. (the “Company”) issued a press release announcing financial results for 2011 and financial guidance for 2012. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 2.06	Material Impairments.

In connection with the preparation of its financial statements for the year ended December 31, 2011, the Company performed its impairment testing related to its Rural Local Exchange Carrier (“RLEC”) and Competitive business segments’ indefinite lived intangible assets, goodwill and long-lived assets, including these segments’ amortizable intangible assets. On October 27, 2011, the FCC adopted, but did not release, an Order comprehensively reforming its Universal Service Fund and intercarrier compensation systems. On November 18, 2011, the FCC released the order. In the order, the FCC determined that interstate and intrastate access charges, as well as local reciprocal compensation, be eliminated entirely over time. This order, along with carrier network grooming that occurred in the fourth quarter and is continuing, resulted in the Company updating its future revenue and cash flow projections.

Based on its testing, the Company determined that both the goodwill on the RLEC segment and the RLEC franchise rights intangible asset were fully impaired. Accordingly, the Company recorded a $65.4 million asset impairment charge ($52.9 million after tax).

In connection with the preparation of its December 31, 2011 financial statements, the Company also performed recovery testing of its long-lived tangible and finite-lived intangible assets as a result of the Company’s separation from NTELOS Holdings Corp. The fair value of the RLEC segment assets was determined to be lower than the carrying value by $21.1 million ($12.8 million net of tax) and an impairment charge will be recorded accordingly.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release dated February 27, 2012 announcing financial results for 2011 and financial guidance for 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2012

LUMOS NETWORKS CORP.

By:	/s/ Harold L. Covert
Harold L. Covert
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated February 27, 2012 announcing financial results for 2011 and financial guidance for 2012

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